UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)
February 23, 2004

HCC INSURANCE HOLDINGS, INC.
(EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

STATE OR OTHER JURISDICTION OF INCORPORATION:	COMMISSION FILE NUMBER:	IRS EMPLOYER IDENTIFICATION NUMBER:

DELAWARE	0-20766	76-0336636

13403 NORTHWEST FREEWAY
HOUSTON, TEXAS 77040-6094
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT’S TELEPHONE NUMBER,
INCLUDING AREA CODE — (713) 690-7300

ITEM 9.
SIGNATURES
EXHIBIT INDEX
Investor Conference Presentation

ITEM 9.

     Text materials related to the HCC Insurance Holdings, Inc. (“HCC”) investor presentation are attached as Exhibit 99.1 and are also available at HCC’s website at www.hcch.com.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2004	HCC INSURANCE HOLDINGS, INC.
	By:	/s/ Christopher L. Martin
Christopher L. Martin
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Investor Conference Presentation.